ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND, INC.

Supplement dated June 26, 2013 to the Prospectus and Summary Prospectus (the “Prospectuses”) dated March 1, 2013 of AllianceBernstein Core Opportunities Fund, Inc. (the “Fund”).

The following information replaces certain information in the Prospectuses under the heading “Fees and Expenses of the Fund”. The Adviser of the Fund has reduced the expense limitation on the Fund’s shares by 0.15%. After the new waiver, which will become effective July 1, 2013, the Fund’s operating expenses will be: 1.20% for Class A shares, 1.90% for Class B shares, 1.90% for Class C shares, .90% for Advisor Class shares, 1.40% for Class R shares, 1.15% for Class K shares and .90% for Class I shares. The expense information for the Fund has been restated to reflect the current expense limits. Actual expenses may be higher or lower than those shown.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I
Management Fees	.55%	.55%	.55%	.55%	.55%	.55%	.55%
Distribution and/or Service (12b-1) Fees	.30%	1.00%	1.00%	None	.50%	.25%	None
Other Expenses:
Transfer Agent	.25%	.34%	.26%	.25%	.21%	.20%	.09%
Other Expenses	.47%	.46%	.47%	.47%	.47%	.48%	.46%

Total Other Expenses	.72%	.80%	.73%	.72%	.68%	.68%	.55%

Total Annual Fund Operating Expenses Before Waiver	1.57%	2.35%	2.28%	1.27%	1.73%	1.48%	1.10%

Fee Waiver and/or Expense Reimbursement(c)	(.37)%	(.45)%	(.38)%	(.37)%	(.33)%	(.33)%	(.20)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	1.90%	1.90%	.90%	1.40%	1.15%	.90%

(a)	Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.
(b)	For Class C shares, the CDSC is 0% after the first year.
(c)	The fee waiver and/or expense reimbursement will remain in effect until March 1, 2014 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to that date.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I
After 1 Year	$542	$593	$293	$92	$143	$117	$92
After 3 Years	$864	$891	$677	$366	$513	$435	$330
After 5 Years	$1,209	$1,215	$1,187	$661	$907	$775	$587
After 10 Years	$2,180	$2,456	$2,589	$1,501	$2,013	$1,737	$1,323

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

	Class B	Class C
After 1 Year	$193	$193
After 3 Years	$691	$677
After 5 Years	$1,215	$1,187
After 10 Years	$2,456	$2,589

*        *        *         *        *

This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectus for future reference.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SUP-0103-0613